EXHIBIT 21.1
LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction

Alex N. Sill Company, LLC	Ohio
Alex N. Sill Insurance Adjustment Company (Canada), Ltd.	Ontario
ANS Intermediate Holdco, LLC	Ohio
Arrow Pneumatics	Illinois
ATA Holding Company LLC	Delaware
ATA Strategic Capital B, Inc.	Delaware
ATA National Title Group, LLC	Michigan
ATA Strategic Capital DebtCo, LLC	Delaware
ATA Strategic Capital EquityCo, LLC	Delaware
Auriemma Consulting Group, Inc.	New York
Berkshire Associates, Inc.	Delaware
Blue Chip Retirement Plans, Inc.	Delaware
Blue Ridge TopCo, LLC	Delaware
Blue Ridge MidCo, LLC	Delaware
BR Strategic Capital DebtCo, LLC	Delaware
BR Strategic Capital EquityCo, LLC	Delaware
Canadian Claim Quantification Services, Inc.	Ontario
Career Transition Leads, LLC	New Jersey
Clarion Safety Buyer, LLC	Delaware
Clarion Safety Holdings, LLC	Delaware
Clarion Safety Systems, LLC	Pennsylvania
Clarion Strategic Capital DebtCo, LLC	Delaware
Clarion Strategic Capital EquityCo, LLC	Delaware
CNL Strategic Capital B, Inc.	Delaware
CNL Strategic Capital InvestCo, Inc.	Delaware
Coastal Pension Services, LLC	Delaware
DM Strategic Capital DebtCo, LLC	Delaware
DM Strategic Capital EquityCo, LLC	Delaware
Ecomaids, LLC	Delaware
Elite Franchising Corp.	Ontario
Expansion Properties, LLC	Kansas
Florida Utility Solutions	Florida
Fluid + Power Solutions S.A. de C.V.	Mexico
Globe Business Publishing Limited	United Kingdom
GTM Intermediate Holdings, Inc.	Delaware
GTM Phalanx Holdings, Inc.	Delaware
Healthcare Safety Holdings, LLC	Delaware
Hopkins Bruce Publishers, LLC	Texas
Huron Title Buyer, LLC	Delaware
IFPG MidCo, LLC	Delaware

Name of Subsidiary	Jurisdiction

IFPG PEP Holdco, LLC	Delaware
IFPG PEP I-A, LLC	Delaware
IFPG Strategic Capital B, Inc.	Delaware
IFPG Strategic Capital DebtCo, LLC	Delaware
IFPG Strategic Capital EquityCo, LLC	Delaware
IFPG TopCo, LLC	Delaware
insideARM, LLC	Maryland
International Benefit Planners, LLC	California
International Franchise Professionals Group, LLC	Delaware
Lado Agency, Inc.	New Jersey
Law Business Research, Inc.	Delaware
Law Business Research, LLC	Delaware
Law Business Research Ltd	United Kingdom
Law Business Research (Asia) Limited	Hong Kong
Lawn Doctor, Inc.	New Jersey
LBR Jersey Topco Limited	Jersey
LBR Strategic Capital B, Inc.	Delaware
LBR Strategic Capital EquityCo, LLC	Delaware
LBR UK Bidco Limited	United Kingdom
LBR UK Holdco Limited	United Kingdom
LBR UK Midco Limited	United Kingdom
LD DebtCo, LLC	Delaware
LD Parent, Inc.	Delaware
LD Strategic Capital DebtCo, LLC	Delaware
LD Strategic Capital EquityCo, LLC	Delaware
M&F Properties, Inc.	New Jersey
Machine Safety Specialists, LLC	Delaware
Madison Retirement Holdings MidCo, LLC	Delaware
Madison Retirement Holdings TopCo, LLC	Delaware
MAP Retirement, LLC	Delaware
MAP Retirement USA, LLC	Wisconsin
MAP Retirement of Illiama, LLC	Delaware
MAP Strategic Capital B, Inc.	Delaware
MAP Strategic Capital DebtCo, LLC	Delaware
MAP Strategic Capital EquityCo, LLC	Delaware
MBL (Seminars) Ltd.	United Kingdom
Milton Industries, Inc.	Delaware
Milton MidCo, LLC	Delaware
Milton Strategic Capital DebtCo, LLC	Delaware
Milton Strategic Capital EquityCo, LLC	Delaware
Milton TopCo, LLC	Delaware
Mosquito Hunters, LLC	New Jersey
National Forensic Solutions, LLC	Ohio
National-Spencer, Inc.	Kansas

Name of Subsidiary	Jurisdiction

Polyform Holdings, Inc.	Delaware
Polyform Products Company, Inc.	Delaware
Polyform Strategic Capital DebtCo, LLC	Delaware
Polyform Strategic Capital EquityCo, LLC	Delaware
ProMax Limited Liability Company	Pennsylvania
RE Strategic Capital B, Inc.	Delaware
RE Strategic Capital DebtCo, LLC	Delaware
RE Strategic Capital EquityCo, LLC	Delaware
REG Buyer, LLC	Delaware
REG Holdings, LLC	Delaware
REG Parent, LLC	Delaware
Retirement Plan Alliance, LLC	Wisconsin
Retirement Solutions Specialists, LLC	Florida
Resolution Economics, LLC	California
Roundtable Equity Holdings, LLC	Delaware
SDC Acquisition LLC	Delaware
SDC Guarantor LLC	Delaware
SDC Holdco LLC	Delaware
SDC Intermediate Holdings LLC	Delaware
SDC Investco LP	Delaware
SDC Optionco LLC	Delaware
SDC Strategic Capital DebtCo, LLC	Delaware
SDC Strategic Capital EquityCo, LLC	Delaware
SDC Ultimate Holdings LP	Delaware
Seltser & Goldstein, LLC	Massachusetts
Shina Corporation	South Korea
Shipley Do-Nut Flour and Supply Co LLC	Delaware
Shipley Franchise Company LLC	Delaware
Shipley Restaurant Company LLC	Delaware
Sill Buyer, LLC	Delaware
Sill Holdings, LLC	Delaware
Sill Strategic Capital DebtCo, LLC	Delaware
Sill Strategic Capital EquityCo, LLC	Delaware
Sparkle Squad LLC	Delaware
Steck Manufacturing Company	Ohio
TacMed Holdings, LLC	Delaware
TacMed Simulation, Inc.	Florida
TacMed Solutions, LLC	South Carolina
Tactical Medical Solutions, LLC	Delaware
Talon Title Agency LLC	Ohio
Tax Sheltered Compensation, Inc.	Minnesota
Thunder Technologies, LLC	Michigan
TM Strategic Capital DebtCo, LLC	Delaware
TM Strategic Capital EquityCo, LLC	Delaware

Name of Subsidiary	Jurisdiction

Tool Group Holdings Corp.	Delaware
Transition Finance Strategies, LLC (d/b/a Blue Ridge ESOP Associates)	Virginia
Ultimed, Inc.	Minnesota
UM Holding Corp.	Indiana
UM Strategic Capital DebtCo, LLC	Delaware
UM Strategic Capital EquityCo, LLC	Delaware
USA Industries BuyerCo, LLC	Delaware
USA Industries Holdings, LLC	Delaware
USA Industries MidCo, LLC	Delaware
USA Industries TopCo, LLC	Delaware
USA-Ind Strategic Capital DebtCo, LLC	Delaware
USA-Ind Strategic Capital EquityCo, LLC	Delaware
USA Water Intermediate Holdings, LLC	Delaware
USAW DebtCo, LP	Delaware
USAW EquityCo, LP	Delaware
USAW Intermediate Holdco, LLC	Delaware
USAW Midco, LLC	Delaware
USAW Parent, LLC	Delaware
USAW Strategic Capital B, Inc.	Delaware
USAW Strategic Capital DebtCo, LLC	Delaware
USAW Strategic Capital EquityCo, LLC	Delaware
USAW, LLC	Delaware
USR Strategic Capital DebtCo, LLC	Delaware
USR Strategic Capital EquityCo, LLC	Delaware
Vektek Employer, LLC	Delaware
Vektek LLC	Delaware
Vektek Precision Machinery (Dalian) Co., Ltd.	China
Vektek Strategic Capital B, Inc.	Delaware
Vektek Strategic Capital DebtCo, LLC	Delaware
Vektek Strategic Capital EquityCo, LLC	Delaware
Vektek Holdings, LLC	Delaware
Worldwide Legal Research, Ltd	United Kingdom
Young Adjustment Company, LLC	Delaware

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